Exhibit 99.1

Shutterfly Board Authorizes Additional $140.0 Million For Share Repurchase Program

REDWOOD CITY, April 18, 2017 — Shutterfly, Inc. (NASDAQ:SFLY) today announced that its Board of Directors approved an increase of $140.0 million to its ongoing share repurchase program, bringing the total authorized amount available for repurchase to $202.8 million. From January 2014 to March 31, 2017, Shutterfly has repurchased 9.8 million shares for a total of $437.2 million, including 430 thousand shares for $20.0 million in the first quarter of 2017. With this increase in authorization, Shutterfly now has additional flexibility to increase share repurchases and continue Shutterfly’s long term capital allocation strategy to maximize shareholder value while maintaining the ability to make strategic investments.

The repurchase program authorizes Shutterfly to buy its common stock from time to time through open market, privately negotiated or other transactions, including pursuant to trading plans established in accordance with Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended, or by a combination of such methods. The share repurchase program is subject to prevailing market conditions and other considerations; does not require Shutterfly to repurchase any dollar amount or number of shares; and may be suspended or discontinued at any time.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding the Company’s future share repurchase program activities and statements about historical results that may suggest trends for our business. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; changes in consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop and implement innovative, new products and services on a timely and cost-effective basis, including our next generation Shutterfly platform; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; and competition and pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of the Company’s most recent Form 10-K and Form 10-Q, and the Company’s other filings, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

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About Shutterfly, Inc.

Shutterfly, Inc. is the leading online retailer and manufacturer of high-quality personalized products and services. Founded in 1999, the Shutterfly, Inc. brands include Shutterfly®, where your photos come to life in photo books, cards and gifts; Tiny Prints®, premium cards and stationery for all life’s occasions; Wedding Paper Divas®, wedding invitations and stationery for every step of the planning process; MyPublisher®, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; BorrowLenses®, the premier online marketplace for photographic and video equipment rentals; and GrooveBook™, an iPhone and Android app and subscription service that prints up to 100 mobile phone photos in a GrooveBook and mails it to customers every month. For more information about Shutterfly, Inc. (SFLY), visit www.shutterflyinc.com.

Investors

Shawn Tabak, (650) 610-6026

stabak@shutterfly.com

Media

Nicole Stier, (650) 610-6013

nstier@shutterfly.com

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